BLACKROCK MULTI-STATE MUNICIPAL SERIES TRUST

BlackRock Pennsylvania Municipal Bond Fund

Service Shares

(the “Fund”)

Supplement dated June 9, 2017 to the Prospectus dated September 28, 2016, as amended and supplemented to date

Effective as of June 12, 2017, BlackRock Advisors, LLC (“BlackRock”) has agreed to reduce the Fund’s contractual management fee rate. Accordingly, the Fund’s Prospectus is amended as follows:

The section of the Fund’s Prospectus entitled “Fund Overview — Key Facts About BlackRock Pennsylvania Municipal Bond Fund — Fees and Expenses of the Fund” is deleted in its entirety and replaced with the following:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)		Service Shares
Maximum Sales Charge (Load) Imposed on Purchases (as percentage of offering price)		None
Maximum Deferred Sales Charge (Load) (as percentage of offering price or redemption proceeds, whichever is lower)		None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)		Service Shares
Management Fee[1,2]		0.52%
Distribution and/or Service (12b-1) Fees		0.25%
Other Expenses		0.32%
Interest Expense	0.08%
Miscellaneous Other Expenses	0.24%
Total Annual Fund Operating Expenses[3]		1.09%
Fee Waivers and/or Expense Reimbursements[2,4]		(0.21)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements[2,4]		0.88%
[1]	The Management Fee has been restated to reflect current fees.

[2]	As described in the “Management of the Funds” section of the Fund’s prospectus beginning on page 31, BlackRock has contractually agreed to waive the management fee with respect to any portion of the Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

[3]	The Total Annual Fund Operating Expenses do not correlate to the ratios of expenses to average net assets given in the Fund’s most recent annual report, which do not include the restatement of management fees to reflect current fees.
[4]	As described in the “Management of the Funds” section of the Fund’s prospectus, BlackRock has contractually agreed to waive and/or reimburse fees and/or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursements (excluding Interest Expense, Dividend Expense, Acquired Fund Fees and Expenses and certain other Fund expenses) as a percentage of average daily net assets to 0.80% for Service Shares through September 30, 2018. This contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested trustees of BlackRock Multi-State Municipal Series Trust or by a vote of a majority of the outstanding voting securities of the Fund.

Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Service Shares	$90	$326	$581	$1,310

Portfolio Turnover:

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 19% of the average value of its portfolio.

The third and fourth paragraphs and accompanying table in the section of the Fund’s Prospectus entitled “Management of the Funds — BlackRock” are deleted in their entirety and replaced with the following:

Each Fund has entered into a management agreement (the “Management Agreement”) with BlackRock. Under the Management Agreement, BlackRock receives for its services to each Fund a fee based on each Fund’s average daily net assets. Effective June 12, 2017, with respect to each Fund, the maximum annual management fees that can be paid to BlackRock (as a percentage of average daily net assets) are calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $1 billion	0.520%
$1 billion - $3 billion	0.490%
$3 billion - $5 billion	0.470%
$5 billion - $10 billion	0.450%
Greater than $10 billion	0.440%

Prior to June 12, 2017, the maximum annual management fees that could be paid to BlackRock (as a percentage of average daily net assets) were calculated as follows:

Average Daily Net Assets	Rate of Management Fee
First $500 million	0.55%
$500 million - $1 billion	0.525%
Greater than $1 billion	0.50%

BlackRock has contractually agreed to waive the management fee with respect to any portion of each Fund’s assets estimated to be attributable to investments in other equity and fixed-income mutual funds and exchange-traded funds managed by BlackRock or its affiliates through September 30, 2018. The contractual agreement may be terminated upon 90 days’ notice by a majority of the non-interested directors of the Corporation or by a vote of a majority of the outstanding voting securities of a Fund.

Shareholders should retain this Supplement for future reference.

PRO-10327P-S-0617SUP